File No. 333-34639
As filed with the Securities and Exchange Commission on September 17, 1998.
===========================================================================

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549

                           ---------------

                  POST EFFECTIVE AMENDMENT NO. 1
                                TO
                             FORM S-3
                      REGISTRATION STATEMENT

                              UNDER
                    THE SECURITIES ACT OF 1933

                           ---------------

                     MILLER INDUSTRIES, INC.
        --------------------------------------------------
        (Exact name of issuer as specified in its charter)

            Tennessee                               62-1566286
-------------------------------      ---------------------------------------
(State or other jurisdiction of      (I.R.S. Employer Identification Number)
incorporation or organization)

          8503 Hilltop Drive, Ooltewah, Tennessee  37363
                          (423) 238-4171
  -------------------------------------------------------------
  (Address, including zip code, and telephone number, including area code, of issuer's principal executive offices)

                          Frank Madonia
          Vice President, Secretary and General Counsel
                     MILLER INDUSTRIES, INC.
          8503 Hilltop Drive, Ooltewah, Tennessee  37363
                          (423) 238-4171
    ---------------------------------------------------------
    (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            Copies to:
                    David A. Stockton, Esquire
                     KILPATRICK STOCKTON LLP
       1100 Peachtree Street, Atlanta, Georgia  30309-4530
                    Telephone:  (404) 815-6500


   Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement as determined by market conditions.

   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /

   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. /X/

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / / ____________

   If this Form is a post-effective amendment filed pursuant to
Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  / /
_______________

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. / /

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
     The Registrant hereby deregisters all of the shares of its Common Stock, par value $.01 per share, previously registered on Form S-3 (File No. 333-34639) because, in accordance with the provisions of the relevant acquisition agreements, the Registrant is no longer required to maintain the registration of such shares.






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

                            PART II
              INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.


     Exhibit
     Number     Description of Exhibit
     -------    ----------------------

     24.        Power of Attorney (included on the Signature
                Page to this Registration Statement as
                originally filed).









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

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chattanooga, State of Tennessee, on September 16, 1998.


                              MILLER INDUSTRIES, INC.


                              By: /s/ Adam L. Dunayer
                                 ----------------------------------------
                                              Adam L. Dunayer
                                 Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on the 16th day of September, 1998.

Signature                          Title
----------                         -----

          *                        Chairman of the Board of Directors
---------------------------
     William G. Miller


          *                        President, Chief Executive Officer,
----------------------------                 and Director
     Jeffrey I. Badgley            (Principal Executive Officer)


                                   Vice President, Treasurer and
 /s/ Adam L. Dunayer               Chief Financial Officer (Principal
------------------------------     Financial and Accounting Officer)

          *                        Director
-----------------------------
     A. Russell Chandler, III


          *                        Director
-----------------------------
     Paul E. Drack


          *                        Director
-----------------------------
     Stephen A. Furbacher


          *                        Director
-----------------------------
     Richard H. Roberts


*By:/s/ Adam L. Dynayer
-----------------------------
     Adam L. Dunayer
     Attorney-in-fact


                          Exhibit Index
                          -------------

     Exhibit
     Number                   Description of Exhibit
     ---------           --------------------------------------

        24. Power of Attorney (included on the Signature Page to this Registration Statement as originally filed).












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